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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 22, 2005


                                 CRDENTIA CORP.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 000-31152                   76-0585701
-------------------------------    ------------           ----------------------
(State or Other Jurisdiction of    (Commission               (I.R.S. Employer
        Incorporation)             File Number)           Identification Number)


                         14114 DALLAS PARKWAY, SUITE 600
                               DALLAS, TEXAS 75254
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 850-0780
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 22, 2005, our Board of Directors revised the cash compensatory arrangement for members of the Board of Directors. Under the revised cash compensatory arrangement, effective April 1, 2005 each independent director will receive a $50,000 annual retainer, payable quarterly. Members of the Audit Committee of the Board of Directors will receive a $55,000 annual retainer, with the chairman receiving a $62,500 annual retainer, all payable quarterly. All directors will continue to be reimbursed for reasonable expenses incurred in connection with serving as a director.

         The foregoing description is qualified by the Summary of Director Cash Compensation Arrangements attached hereto as Exhibit 10.1.

ITEM 8.01     OTHER EVENTS.

         On March 22, 2005, our Board of Directors approved the issuance of Common Stock dividends to holders of the Company's outstanding Series B, Series B-1 and Series C Preferred Stock. Common Stock dividends will also be issued to holders of warrants to purchase shares of the Company's Series B-1 Preferred Stock and Series C Preferred Stock upon their exercise.

         Pursuant to the respective Certificates of Designations, Preferences and Rights for each series of our Preferred Stock, we declared (i) with respect to each outstanding share of Series B Preferred Stock, a dividend of 0.00833 shares of Common Stock that had accrued as of December 31, 2004 and a dividend of 0.00833 shares of Common Stock payable as of March 31, 2005; (ii) with respect to each outstanding share of Series B-1 Preferred Stock, a dividend of
2.5 shares of Common Stock that had accrued as of December 31, 2004 and a dividend of 2.5 shares of Common Stock payable as of March 31, 2005; and (iii) with respect to each outstanding share of Series C Preferred Stock, a dividend of 2.5 shares of Common Stock that had accrued as of December 31, 2004 and a dividend of 2.5 shares of Common Stock payable as of March 31, 2005. As of March 22, 2005, there were outstanding 3,750,000 shares of Series B Preferred Stock, 93,043 shares of Series B-1 Preferred Stock and 52,510 shares of Series C Preferred Stock. There were also warrants outstanding to purchase 6,000 shares of Series B-1 Preferred Stock and 254,598 shares of Series C Preferred Stock.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

    10.1       Summary of Director Cash Compensation Arrangements.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CRDENTIA CORP.

March 28, 2005                           By: /s/ James D. Durham
                                             -----------------------------
                                             James D. Durham
                                             Chief Executive Officer



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                                  EXHIBIT INDEX



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EXHIBIT NO.       DESCRIPTION
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10.1              Summary of Director Cash Compensation Arrangements.